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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-185554 on Form S-8 of our report dated March 25, 2013, relating to the 2012 consolidated financial statements and financial statement schedule, appearing in this Annual Report on Form 10-K of Planet Payment, Inc. and subsidiaries for the year ended December 31, 2014.

/s/DELOITTE & TOUCHE LLP

New York, New York
March 11, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM